Other current financial assets	6 Months Ended
Jun. 30, 2026
Disclosure of financial assets [abstract]
Other current financial assets
4.2 Other current financial assets

(CHF in millions)	6/30/2026	12/31/2025

Credit cards	21.9	11.0
Deposits	24.8	19.9
Other receivables	22.4	12.4
Other current financial assets	9.1	15.9
Other current financial assets at amortized cost	78.1	59.2
Other current financial assets at fair value through profit and loss	—	—
Other current financial assets	78.1	59.2

Due to their short-term nature, the carrying amount of other current financial assets at amortized cost corresponds to their fair value.
4.3 Financial liabilities

(CHF in millions)	6/30/2026	12/31/2025

Current lease liabilities	87.9	81.2
Customer refund liability returns	41.5	55.8
Other current financial liabilities	4.9	0.9
Total other current financial liabilities	46.3	56.7

Non-current lease liabilities	474.6	440.3
Other non-current financial liabilities	5.6	2.8
Total other non-current financial liabilities	5.6	2.8
Total other current and non-current financial liabilities	52.0	59.5
The carrying amount of other current and non-current financial liabilities at amortized cost correspond to their fair value.
Contractual maturities of On’s undiscounted financial liabilities:

(CHF in millions)	Due < 3 months	Due 4 to 12 months	Due 1 to 5 years	Due > 5 years	6/30/2026

Trade payables	211.0	—	—	—	211.0
Current lease liabilities	27.8	82.4	—	—	110.2
Other financial liabilities	21.3	24.9	—	—	46.3
Other current financial liabilities	49.1	107.3	—	—	156.5
Non-current lease liabilities	—	—	332.5	229.7	562.2
Other non-current financial liabilities	—	—	5.6	—	5.6
Other non-current financial liabilities	—	—	338.1	229.7	567.8

(CHF in millions)	Due < 3 months	Due 4 to 12 months	Due 1 to 5 years	Due > 5 years	12/31/2025

Trade payables	154.8	—	—	—	154.8
Current lease liabilities	24.8	75.7	—	—	100.6
Other financial liabilities	38.3	18.4	—	—	56.7
Other current financial liabilities	63.1	94.2	—	—	157.3
Non-current lease liabilities	—	—	299.0	216.0	515.0
Other non-current financial liabilities	—	—	2.8	—	2.8
Other non-current financial liabilities	—	—	301.8	216.0	517.8
The increase to current and non-current lease liabilities as of June 30, 2026 compared to December 31, 2025 relates primarily to the commencement of retail store leases across the APAC, EMEA, and Americas regions. Refer to 3.4 Right-of-use assets for additional information.
On July 7, 2023, On entered into a CHF 700 million multicurrency credit facility agreement ("credit facility"). On has an option to increase the total availability of borrowings under the facility in an aggregate amount of up to CHF 200 million, subject to the satisfaction of certain customary conditions. The credit facility had an initial term of three years, which has been subsequently extended for a total period of two years. Subsequent to extensions, the credit facility will expire on July 7, 2028. As of June 30, 2026 and December 31, 2025, no amounts had been drawn under the credit facility. As of June 30, 2026, we are using the credit facility to provide guarantees and letters of credit.
Of the total guarantees and letters of credit outstanding as of June 30, 2026 and December 31, 2025, which are discussed in 4.8 Commitments and contingencies, CHF 163.2 million and CHF 153.2 million, respectively, relate to the credit facility.
The credit facility also contains financial covenants that depend on our consolidated equity as well as our net debt to adjusted EBITDA ratio. As of and during the six-month period ending June 30, 2026, we were in compliance with all covenants under the credit facility.
The following assets have been pledged in relation to the credit facility:

(CHF in millions)	6/30/2026	12/31/2025

Trade receivables	312.8	266.4
Inventory	342.2	340.4
Assets pledged	655.1	606.9